Exhibit 10.11

ACKNOWLEDGMENT AND CERTIFICATION

by and among

THE BBJ FAMILY IRREVOCABLE TRUST,

And

NICKOLAS JEKOGIAN, JR.

For the benefit of

FIRST CAPITAL REAL ESTATE OPERATING PARTNERSHIP, LP

FIRST CAPITAL REAL ESTATE TRUST INCORPORATED,

PRESIDENTIAL REALTY OPERATING PARTNERSHIP LP,

And

PRESIDENTIAL REALTY CORPORATION

January 6, 2017

ACKNOWLEDGEMENT AND CERTIFICATION

This ACKNOWLEDGMENT AND CERTIFICATION (“Certificate”) is made as of January 6, 2017 by THE BBJ FAMILY IRREVOCABLE TRUST (“Trust”) for the benefit of FIRST CAPITAL REAL ESTATE OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“FCRE OP”), FIRST CAPITAL REAL ESTATE TRUST INCORPORATED, a Maryland corporation (“First Capital” and together with FCRE OP, each an “FC Party” and collectively the “FC Parties”), PRESIDENTIAL REALTY OPERATING PARTNERSHIP LP, a Delaware limited partnership (“PRES OP”) and PRESIDENTIAL REALTY CORPORATION, a Delaware corporation (the “Company” or “Presidential” and together with PRES OP, each a “Presidential Party” and together the “Presidential Parties”). Each of the FC Entities and the Presidential Entities are referred to herein collectively as the “Parties” and individually as a “Party.” The defined terms used in this Certificate shall have the same meaning as set forth in that certain Interest Contribution Agreement by and among the FC Parties, the Presidential Parties, and additional named parties, dated December 16, 2016 (“Original Interest Contribution Agreement”).

RECITALS

WHEREAS, the FC Parties and the Presidential Parties, and additional named parties, entered into the Original Interest Contribution Agreement which provides, among other matters, for the contribution of certain real property and personal property interests by FCRE OP to PRES OP in exchange for operating partnership units of PRES OP which may be converted to Class B stock of Presidential.

WHEREAS, the Original Interest Contribution Agreement has been amended pursuant to that certain First Amendment to Interest Contribution Agreement by and among the FC Parties, the Presidential Parties and other named parties dated January 6, 2017 the purpose of which was to clarify and modify the terms of the Original Interest Contribution Agreement (“First Amendment”). The Original Interest Contribution Agreement and the First Amendment are referred to herein collectively as the “Contribution Agreement.”

WHEREAS, as a condition to the Closing for the Avalon Property under the Original Interest Contribution Agreement, the Presidential Parties are required to deliver to the FC Parties a “Shareholder Agreement” entered into by a majority of the Class A shareholders of the Company.

WHEREAS, the Parties desire that this Certificate be in replacement and fulfillment of the “Shareholder Agreement” closing condition and requirement set forth in the Original Interest Contribution Agreement without loss or diminishment of any rights, benefits and protections intended to be afforded to and/or conferred upon the FC Parties pursuant to the contemplated “Shareholder’s Agreement.”

NOW, THEREFORE, in consideration of the foregoing recitals, which the Trust hereby acknowledges are true and correct, and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Trust hereby certifies, covenants, represents and warrants, respectively, as more particularly set forth in the operative provisions below.

OPERATIVE PROVISIONS

1.1           Class A Stock: There are presently 700,000 shares of authorized Class A stock of the Company; 442,533 shares of Class A stock have been issued; and the Trust owns and/or fully and unilaterally controls not less than 225,692 shares of such Class A stock (“BBJ Class A Stock”).

1.2           Exchange of Class A Stock for Class B Stock of Presidential: Subject to approval of the Board of Directors of the Company following the Closing for the T9 Property (and the remaining shareholders of Class A stock of the Company if determined necessary or appropriate by the Board of Directors of the Company) the Trust shall exchange the BBJ Class A Stock for $5,000,000 of newly issued Class B shares of Presidential (the BBJ Class A Stock may be transferred to an entity [e.g. an affiliate of the Company] as determined and directed by the Company) upon the earlier to occur of (a) Presidential having achieved total stabilized net asset value of not less than $200,000,000 or (b) 18 months from the Closing for the Avalon Property.

1.3           Transfers, Liens and Encumbrances: The Trust shall not transfer, lien or encumber the BBJ Class A Stock.

1.4           Actions by Trust: The Trust shall: (i) not take or permit any action to be taken that would interfere with the transactions contemplated by the Contribution Agreement or that may be inconsistent with the terms of the Contribution Agreement; (ii) vote in favor of changing the name of Presidential to another name selected by the FC Parties; (iii) vote in favor of changing the domicile of Presidential as may be determined by the FC Parties; (iv) vote in favor of either cancelling the Class A Shares or converting the Class A Shares into common Class B shares; and (v) vote in favor of the election or appointment of two (2) new board members selected by the FC Parties.

1.5           Covenants, Representations Warranties: The Trust hereby certifies, covenants, represents and warrants that (i) they, respectively, are authorized to make, execute and deliver this Certificate; (ii) no third party consent or approval is required in order for this Certificate to be valid, binding and fully-enforceable; (iii) no fact or circumstance exists that would or render untrue or inaccurate, in any material respect, any of the provisions, certifications, covenants, representations and warranties set forth in this Certificate; (iv) they shall take such further action, including, without limitation, executing additional documents and instruments as may be necessary or appropriate to effectuate and facilitate the matters contemplated by this Certificate; (v) they shall be estopped from opposing or taking any action in opposition to the matters set forth in this Certificate; (vi) the certifications, covenants, representations and warranties set forth in this Certificate shall survive the Closing for the Avalon Property for a period of twenty months (20); and (vii) they, respectively, shall indemnify, defend and hold the FC Parties and the Presidential Parties harmless from any costs, claims, damages, expenses, losses and liability, including, without limitation, attorney’s fees and costs of suit and expert witnesses, arising from or related to any breach, default or failure of the certifications, covenants, representations and/or warranties set forth in this Certificate.

1.6           Issuance of Additional Class A Stock. Neither the FC Parties and/or the Presidential Parties nor any of their affiliates shall issue or cause to be issued Class A stock in addition to the existing 442,533 shares.

1.7           Parties in Interest; Enforcement. This Certificate is expressly made for the benefit of the FC Parties, the Presidential Parties, and the Trust in furtherance and fulfillment of certain conditions, obligations and requirements relative to the “Shareholder Agreement” set forth in the Contribution Agreement. Furthermore, the FC Parties and/or the Presidential Parties shall be entitled to fully enforce this Certificate and entitled to exercise all rights and remedies under law, including, but not limited to, specific performance and injunctive relief in order to do so.

IN WITNESS OF THE FOREGOING, the undersigned executes and/or acknowledges this Certificate as of the date first written above.

ON BEHALF OF THE BBJ FAMILY IRREVOCABLE TRUST:

By:	/s/ Nickolas Jekogian, Jr.
Name	Nickolas Jekogian, Jr.
Its:	Trustee

ACKNOWLEDGED AS TO SECTION 1.6 ONLY BY:

FIRST CAPITAL AND FCRE OP

First Capital Real Estate Trust Incorporated, a Maryland corporation

By:	/s/ Suneet Singal
Name:	Suneet Singal
Its:	Chief Executive Officer

First Capital Real Estate Operating Partnership, LP a, Delaware limited liability company

By:	First Capital Real Estate Trust Incorporated, a Maryland corporation,
Its general partner

By:	/s/ Suneet Singal
Name:	Suneet Singal
Its:	Chief Executive Officer

ACKNOWLEDGED AS TO SECTION 1.6 ONLY BY:

Presidential Realty Corporation, a Delaware Corporation

By:	/s/ Nickolas W. Jekogian, III
Name: Nickolas Jekogian
Its: Chief Executive Officer

ACKNOWLEDGED AS TO SECTION 1.5 (II) AND (III) ONLY BY:

By:	/s/ Nickolas W. Jekogian, III
Name: Nickolas Jekogian